                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): July 8, 1998


                         ADVANCED MICRO DEVICES, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                     1-7882                    94-1692300
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)            Identification No.)



         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                          94088-3453
----------------------------------------                ----------
(address of principal executive offices)                (Zip Code)


Registrant's telephone number,
   including area code:                               (408) 732-2400
                                                      --------------
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Item 5.  Other Events.
-------  -------------

         On July 8, 1998, Advanced Micro Devices, Inc. (the "Company") announced its second quarter revenues. The Company reported a net loss of $64,560,000 on sales of $526,538,000 for its second quarter ended June 28, 1998. The loss amounted to $0.45 per share. Sales declined by 3 percent from the quarter ended March 29, 1998, and by 11 percent from the quarter ended June 29, 1997. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.



Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(c)      Exhibits:

         10.24(g) Sixth Amendment to Credit Agreement, dated as of June 30, 1998, among Advanced Micro Devices, Inc., Bank of America NT&SA, as administrative agent and lender, ABN AMRO Bank, N.V., as syndicated agent and lender, and Canadian Imperial Bank of Commerce, as documentation agent and lender.

         10.25(i) Eighth Amendment to Third Amended and Restated Guaranty, dated as of June 30, 1998 (amending the Third Amended and Restated Guaranty, dated as of August 25, 1995, as amended, made by the Company in favor of CIBC Inc.).

         10.26(g) Sixth Amendment to Building Lease dated as of June 30, 1998 (amending the Building Lease dated as of September 22, 1992, by and between AMD International Sales & Service, Ltd. and CIBC Inc.).

         10.27(g) Sixth Amendment to Land Lease dated as of June 30, 1998 (amending the Land Lease dated as of September 22, 1992, by and between AMD International Sales & Service Ltd. and CIBC Inc.).

         99             Press release dated July 8, 1998



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                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED MICRO DEVICES, INC.
                                                   (Registrant)



Date:  July 8, 1998                         By: /s/ Richard Previte
                                                _____________________________
                                                Richard Previte
                                                President, Chief Operating
                                                Officer, Chief Financial and
                                                Administrative Officer and
                                                Treasurer












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

                                 Exhibit Index
                                 -------------



Exhibit Number          Exhibit
--------------          -------
   10.24(g)             Sixth Amendment to Credit Agreement, dated as of June
                        30, 1998, among Advanced Micro Devices, Inc., Bank of
                        America NT&SA, as administrative agent and lender, ABN
                        AMRO Bank, N.V., as syndicated agent and lender, and Canadian Imperial Bank of Commerce, as documentation agent and lender.

   10.25(i) Eighth Amendment to Third Amended and Restated Guaranty, dated as of June 30, 1998 (amending the Third Amended and Restated Guaranty, dated as of August 25, 1995, as amended, made by the Company in favor of CIBC Inc.).

   10.26(g) Sixth Amendment to Building Lease dated as of June 30, 1998 (amending the Building Lease dated as of September 22, 1992, by and between AMD International Sales & Service, Ltd. and CIBC Inc.).

   10.27(g) Sixth Amendment to Land Lease dated as of June 30, 1998 (amending the Land Lease dated as of September 22, 1992, by and between AMD International Sales & Service Ltd. and CIBC Inc.).

   99                   Press release dated July 8, 1998






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